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                            SHARE EXCHANGE AGREEMENT


This Agreement is made this 30th day of April 1999

BETWEEN: -
1. Burlington Chamber & James Ltd.; whose registered office is at Salisbury House, 31 Finsbury Circus, LONDON EC2M 5QQ, ("BCJ") and

2.       Anil Kumar Mahan of 31 Milton Road, East Sheen, LONDON SW14 8JP ("Mr
         Mahan")

WHEREAS:-

1. BCJ is the registered holder of 51% and Mr Mahan is the registered holder of 49% of the shares in Burlington & James Ltd.("B&J")
2.       BCJ and B&J are both insurance wholesale intermediaries
3. BCJ has by even date completed the purchase of 85% of the share capital, representing 8,500 shares in, Alterproof Ltd. a holding Company for the McCalls Group comprising inter alia a Lloyd's broker and other insurance and financial services companies

4. BCJ wishes to acquire the remainder of the shares in B&J from Mr Mahan so that B&J shall forthwith be the West Midlands office of McCalls and that Mr Mahan should in consideration thereof be issued with 5% of the shares in Alterproof Ltd. representing 500 shares therein.

5. The parties hereto have consequently agreed to exchange 49% of the shares in B&J and by Mr Mahan for 5% of the shares in Alterproof owned by BC&J

6.       Mr Ajay Kumar Mahan is a Director of B&J

NOW THIS DEED WITNESSED AS FOLLOWS:-
1. Mr Mahan hereby exchanges his 49% shareholding in B&J for 5% of the shares in Alterproof Ltd. owned by BC&J to the effect that BC&J will forthwith own the entire share capital of B&J and Mr Mahan will be the registered holder of 500 shares in Alterproof Ltd.

2. Mr Ajay Kumar Mahan will be appointed a Director of Alterproof Ltd. and its subsidiaries companies or such of them as he wishes to serve upon and BC&J shall procure that whilst it is the majority shareholder in Alterproof Ltd. Mr Ajay Kumar Mahan will continue to serve as a Director of Alterproof Ltd. and its subsidiaries companies or such as he shall wish to serve upon as long as he shall wish.

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         IN WITNESS WHEREOF the parties hereto have executed this Agreement as a
Deed.




Executed as a Deed by
Burlington Chamber & James Limited                     /s/ Keith D. Beekmeyer
By its Director and Secretary (or two Directors)           ---------------------

                                                       /s/ David James
                                                           ---------------------


Signed as a Deed by Anil K. Mahan                      /s/ Anil Kumar Mahan
                                                           ---------------------


Signed as a Deed in the Presence of                    /s/ Melanie D. Aharon
                                                           ---------------------